FORM  8-K



SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549



CURRENT REPORT PURSUANT SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT:  May 5, 1997



Commission File No. 0-10585



                     Mid Am, Inc.
(Exact Name of Registrant as Specified in its Charter)



               Ohio                      34-1580978
State of Other Jurisdiction of          (IRS Employer
Incorporation or Organization)      Identification Number)



221 South Church Street, Bowling Green, Ohio         43402
(Address of Principal Executive Office)         (Zip Code)



        (419) 327-6300
(Registrant's Telephone Number)

ITEM 5:   OTHER EVENTS


On May 1, 1997, Mid Am, Inc. (the "Registrant") announced that it will redeem on June 26, 1997, all 944,373 outstanding shares of the Company's $1.8125 Cumulative Convertible Preferred Stock, Series A. A Notice of Redemption and Expiration of Conversion Privilege has been mailed to all holders of record of the Company's preferred stock by the Company's transfer agent, Boston Equiserve, who will also be serving as the Company's paying agent in the redemption.

Attached hereto as Exhibit 1 is a copy of the Registrant's press release dated May 1, 1997, which reported the call of the convertible preferred stock. Attached hereto as Exhibit 2 is a copy of the materials that were mailed to the shareholders of record.

SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



MID AM, INC
Registrant



/s/ W. Granger Souder



W. Granger Souder
Executive Vice President / General Counsel



Date:  May 5, 1997

MID AM, INC.



EXHIBIT INDEX



Exhibit No.         Description                      Page Number

    (1)             Mid Am, Inc. Calls
                    Convertible Preferred Stock           5

    (2)             Materials Mailed to
                    Shareholders of Record                7

EXHIBIT  1.




FOR IMMEDIATE RELEASE


CONTACT:  Dennis L. Nemec
          Executive Vice President & CFO
          (419) 373-6462

          W. Granger Souder
          Executive Vice President
          General Counsel
          (419) 327-6305



                            MID AM, INC. CALLS
                        CONVERTIBLE PREFERRED STOCK


     May 1, 1997  (Bowling Green, Ohio  NASDAQ:  MIAM and MIAMP)
Mid Am, Inc. announced today that it will redeem on June 26, 1997, all 944,373 outstanding shares of the Company's $1.8125
Cumulative Convertible Preferred Stock, Series A.

     The redemption price is $25.00, plus 13 cents in accrued and unpaid dividends through the date of redemption, for a total Redemption Price of $25.13 per share of preferred stock. Shareholders also have the right to convert the preferred shares into shares of the Company's common stock prior to June 16, 1997, at a rate of 2.44015 shares of common stock for each share of preferred stock. Based upon the closing price of the Company's common stock on April 30, 1997, the conversion rate corresponds to a conversion price of $42.09 per share of preferred stock converted.

     A Notice of Redemption and Expiration of Conversion
Privilege has been mailed to all holders of record of the Company's preferred stock by the Company's transfer agent, Boston EquiServe, who will also be serving as the Company's paying agent in the redemption.

     Mid Am, Inc. is a $2.2 billion financial services holding company, headquartered in Bowling Green, Ohio. Affiliates include Mid American National Bank & Trust Company, Toledo, Ohio;

First National Bank Northwest Ohio, Bryan, Ohio; American Community Bank, N.A., Lima, Ohio; AmeriFirst Bank, N.A., Xenia, Ohio; Adrian State Bank, Adrian, Michigan; Mid Am Recovery Services, Inc., Clearwater, Florida; MFI Investments Corp., Bryan, Ohio; Mid Am Credit Corp., Columbus, Ohio; Mid Am Financial Services, Inc., Carmel, Indiana; Simplicity Mortgage Consultants, Inc., Marion, Indiana; Mid Am Private Trust, N.A., Cincinnati, Ohio; Mid Am Title Insurance Agency, Inc., Adrian, Michigan; and Mid Am Information Services, Inc., Bowling Green, Ohio.

                                   -end-

EXHIBIT  2.

MATERIALS MAILED TO SHAREHOLDERS OF RECORD



May 1, 1997


Dear Preferred Shareholder:

Enclosed with this letter is a very important notice concerning your shares of preferred stock of Mid Am, Inc.

On June 26, 1997, the Company will redeem all of its outstanding shares of preferred stock. Our records indicate that you are a holder of record of preferred shares, and you will be effected by this redemption.

The redemption price is $25.00 per share of preferred stock owned by you.

You do, however, have the right to convert your preferred shares into shares of common stock at a rate of 2.44015 shares of Mid Am, Inc. Common Stock for each share of preferred stock. However, to do so, your preferred shares along with a Letter of Transmittal (or Notice of Conversion) must be received by our transfer and paying agent, Boston EquiServe, no later than June 16, 1997.

Based upon the closing price of Mid Am, Inc. Common Stock on April 30, 1997, of $17.25, the conversion value amounts to $42.09 per share of preferred stock. Therefore, should you wish to convert your preferred shares into shares of common stock, you are encouraged to do so at your earliest convenience.

Should you have any questions regarding the redemption or any of the materials contained in this mailing, please feel free to contact Boston EquiServe at (800) 426-5523 or Mid Am's
Shareholder Relations Department at (419) 327-6331.

Sincerely,


Edward J. Reiter
Chairman and CEO

kls
Enclosures

                    Notice of Redemption and Expiration
                          of Conversion Privilege

                               MID AM, INC.

         $1.8125 Cumulative Convertible Preferred Stock, Series A
                      Redemption Date: June 26, 1997

NOTICE IS HEREBY GIVEN that Mid Am, Inc., an Ohio corporation (the Company) pursuant to the provisions of its Amended and Restated Articles of Incorporation, has elected to redeem and will redeem on June 26, 1997 (the Redemption Date) all of its outstanding shares of $1.8125 Cumulative Convertible Preferred Stock, Series A (the Preferred Shares). Pursuant to the terms of the Preferred Shares, and as a result of the call for redemption, holders of the Preferred Shares (Holders) are entitled to receive from the Company the redemption price of $25.00 plus accrued dividends from June 1, 1997, to the Redemption Date in the amount of $0.13 for a total redemption price of $25.13 (the Redemption Price). The Preferred Shares are convertible into shares of common stock, without par value, of the Company (the Common Stock) at the conversion rate of 2.44015 shares of Common Stock for each Preferred Share until 5:00 p.m., EDT, on June 16, 1997. The aggregate number of Preferred Shares outstanding on April 30, 1997 was 944,373.

Alternatives Available to Holders of Preferred Shares

     1. Redemption of Preferred Shares: Preferred Shares which have not been converted into Common Stock by 5:00 p.m., EDT, on June 16, 1997, will be redeemed on the Redemption Date for the Redemption Price. From and after the Redemption Date, dividends will cease to accrue. From and after 5:00 p.m., EDT, on June 16, 1997, Holders will no longer have the right to convert their Preferred Shares into Common Stock or any other rights as Holders other than the right to receive the Redemption Price in the amount of $25.13 upon surrender of their Preferred Shares.

     To receive the Redemption Price for any Preferred Shares redeemed, the Holder must surrender such Preferred Shares to the Company by hand delivery or mail to: Boston EquiServe, 150 Royall Street, Mail Stop 45-02-53, Canton, MA 02021, Attn: Corporate Reorganization. Boston EquiServe has been retained as paying agent in connection with the redemption.

     2. Conversion of Preferred Shares into Common Stock: The Preferred Shares are convertible into Common Stock of the Company at the conversion rate of 2.44015 shares of Common Stock for each of the Preferred Shares. Based upon the closing price of the Common Stock on April 30, 1997, the conversion price per

Preferred Share is $42.09. No fractional share or scrip representing a fractional share of Common Stock will be issued upon conversion of the Preferred Shares. In lieu of any fractional share, an equivalent amount will be paid in cash by the Company on the basis of the daily average closing price of the Common Stock for a period of thirty business days ending on the business day prior to the conversion date. Each conversion is deemed to have been effected on the business day on which the Preferred Share is surrendered to and received by the transfer agent.

     On April 30, 1997, the closing price of the Company's Common Stock on the NASDAQ Stock Market was $17.25 per share. During the period from January 1, 1997 to April 30, 1997, the closing price of the Company's Common Stock as reported by the NASDAQ Stock Market has been as high as $17.375 per share and as low as $16.375 per share.

     If the market price of the Common Stock is greater than $10.25 per share, Holders of the Preferred Shares will receive upon conversion Common Stock (including cash paid in lieu of a fractional share and dividends accrued to the date of conversion) then having the market value (without giving effect to commissions and other costs of sale) greater than the amount of cash which they would be entitled to receive upon redemption. Holders of the Preferred Shares are urged to obtain current market quotations for the Company's Common Stock. The Company cannot predict the effect of conversion or redemption of the Preferred Shares on the market price for the Common Stock of the Company.

     Elections to convert or redeem are irrevocable. Holders may also elect to convert a portion of any Preferred Shares and redeem the remaining portion.

     To convert Preferred Shares into Common Stock, the Holder must complete the Notice of Conversion on the form previously provided to the holders of the Preferred Shares or properly complete the attached letter of Transmittal electing conversion thereon, duly execute such Notice of Conversion or Letter of Transmittal and surrender the Preferred Shares to the Company's transfer agent, Boston EquiServe, at the address set forth above prior to the close of business on June 16, 1997. Extra time should be allowed for a Notice of Conversion or Letter of Transmittal and Preferred Shares sent by mail because they must be received by the transfer agent on or before June 16, 1997.

     The conversion privilege expires at 5:00 p.m. EDT on June
16, 1997. To effectuate a conversion of Preferred Shares, the executed Notice of Conversion or Letter of Transmittal and the

Preferred Shares must be received by the transfer agent prior to 5:00 p.m. EDT on June 16, 1997, time being of the essence. Any Preferred Shares that have not been received by the transfer agent for conversion by that time will automatically be redeemed as set forth above. The time of receipt, not the time of mailing, determines whether the Preferred Shares have been properly tendered for conversion. Sufficient time should be allowed for delivery. In all events, the method of transmitting Preferred Shares is at the option and sole risk of the Holder.

Federal Income Taxes

     Taxable gain or loss will generally be the amount realized in the redemption and be recognized by Holders upon redemption of their Preferred Shares in an amount equal to the difference between their tax basis in the Preferred Shares and the Redemption Price. Gain or loss upon the redemption of the Preferred Shares will be capital gain or loss if the Preferred Shares are a capital asset in the hands of the Holder.

     No taxable gain or loss will be recognized by Holders upon conversion of the Preferred Shares into Common Stock, except for cash received in lieu of fractional shares. A Holder who receives cash in lieu of fractional shares will be treated as if the fractional share were received as part of the conversion and then as having received cash in redemption of such fractional share. The Holder s basis in the Common Stock received (including fractional share interest deemed received) on conversion of a Preferred Share will be the same as the Holder's basis in the Preferred Share at the time of conversion. In addition, a Holder who converts will have income (including fractional share interests deemed received) in the amount of accrued dividends paid.

     Holders should consult their own tax advisors as to the tax consequences applicable to them upon conversion or redemption.

General

     A Letter of Transmittal and a Substitute Form W-9, together with Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, is being sent to all Holders of record of the Preferred Shares. The Letter of Transmittal contains instructions that you should read and follow carefully. Please return the fully completed Letter of Transmittal and Substitute Form W-9 when surrendering Preferred Shares for redemption or conversion. A Holder's failure to furnish the Substitute Form W-9 may subject the Holder to a penalty imposed by the Internal Revenue Service and backup withholding of 31% of any payment made to Holder. If you have any questions or desire additional copies of any of the documents, you may call the Company's Shareholder Relations Department at (419) 327-6331.




Dated:    May 1, 1997                        MID AM, INC.

                                   MID AM, INC.
                            LETTER OF TRANSMITTAL

(To Accompany $1.8125 Cumulative Convertible Preferred Stock,
Series A)

To:  Corporate Reorganization
     Boston EquiServe
     150 Royall Street, Mail Stop 45-02-53
     Canton, MA   02021

     Attached are certificates for $1.8125 Cumulative Convertible
Preferred Stock, Series A (the Preferred Shares) of Mid Am, Inc.
(the Company), numbered and registered as listed below:

                                   ITEM A.

     --Registered in the Name of--
--Preferred Shares Holder Please Fill in--




Certificate
Number(s)
Number of Shares per Certificate
Total Number of  Shares




             IF THE NAME OR ADDRESS SHOWN ABOVE IS NOT CORRECT,
                   PLEASE INDICATE ANY CHANGES NECESSARY.



                                   ITEM B.

INDICATE CHOICE BY CHECKING ONE BOX:

1.      Conversion into Common Stock of the Company (the Common
Stock) based on a conversion rate of 2.44015 shares of Common
Stock for each Preferred Share with cash in lieu of any fractional share. (See Instruction 2.)

2. Redemption at the price of $25.13 per Preferred Share, which includes dividends accrued from June 1, 1997. (See
Instruction 3.)

3. Partial redemption for cash and partial conversion into Common Stock. (See Instruction 4.)


Number of Shares for Redemption:______________
Number of Shares for Conversion into Common Stock:______________
Total (must equal the total number of Preferred Shares surrendered):______________


        IF NO BOX IS CHECKED, THE ABOVE CERTIFICATES ARE DEEMED
TO BE SURRENDERED FOR REDEMPTION


If Common Stock certificate(s) and/or check are to be issued in a name other than as indicated in Item A above, fill in this space. Also, the certificates must be properly endorsed or be accompanied by appropriate powers, properly executed by the registered owner(s), so that such endorsement or powers are signed exactly as the name(s) of the registered owner(s) appear on the certificates, and the signature(s) must be properly guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17 AD-15.


ITEM C.        Issue to (Type or Print):

Name:


Address:


Social Security Number
or Taxpayer I.D. Number:


If Common Stock certificate(s) and/or check are to be mailed to an address other than as indicated in Item A above, fill in this space.


ITEM D.        Mail to (Type or Print):

Name:


Address:

The signature(s) on this Letter of Transmittal must correspond exactly with the name(s) of the: (1) registered owner(s) of the certificates surrendered, or (2) person(s) to whom each such certificate has been properly assigned and transferred. Social Security Number or Tax I.D. Number must be provided.
NOTE: THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED.


ITEM E.

Dated:


Signature:


Signature:


Telephone (     )


Social Security Number
or Taxpayer I.D. Number:



       FAILURE TO COMPLETE AND RETURN THE FOLLOWING FORM MAY
RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENT MADE TO YOU.



PAYER'S NAME : MID AM, INC.


SUBSTITUTE

FORM W-9

Department of the Treasury
Internal Revenue Service

Payer's Request for Taxpayer Identification Number (TIN)
PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX
AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW

Social Security Number
OR
Employer Identification Number

Certification - Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and (2) I am not subject to backup withholding either because: (A) I am exempt from backup withholding; or (B) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (C) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions - You must cross out item (2) above if you have been notified by IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by IRS that you were subject to backup withholding, you received another notification from IRS that you are no longer subject to backup withholding, do not cross out item (2).


SIGNATURE


DATE


PLEASE FOLLOW CAREFULLY THE INSTRUCTIONS INCLUDED


Date Received Certificate(s)
Examined By
Checked By
Stops Checked

Number of Shares Received for:
Number of Shares Resulting
Fractional Shares Resulting

Amount of Check

Certificate Nos.
Issued

Conversion................ $
Redemption.............. $

Check Number
Batch No.                Delivery prepared by
Checked by               Date Delivered

                               INSTRUCTIONS


1.   General

     Please do not send certificates to the Company. The certificates, together with the signed and completed Letter of Transmittal and any required supporting documents, should be mailed in the enclosed addressed envelope, or otherwise delivered, to Boston EquiServe, at the address indicated on the Letter of Transmittal. If mail is used, it is recommended that registered mail, properly insured, be used as a precaution against loss. The method of transmitting the certificates, however, is at the option and risk of the holder.

     Items A, B and E of this Letter of Transmittal and the Form
W-9 must be completed in all cases.

     If in any case you wish a Common Stock certificate and/or check to be mailed to an address other than that shown in Item A on the Letter of Transmittal, you MUST complete Item D on the Letter of Transmittal.

     If in any case you wish a Common Stock certificate and/or check in a name other than that of the registered owner of the Preferred Shares shown in Item A on the Letter of Transmittal, you must complete and follow the instructions of Item C on the Letter of Transmittal.

2.   If you Wish to Convert

     If you wish to convert your Preferred Shares into Common Stock, your Preferred Share certificates and completed Letter of Transmittal must be received by Boston EquiServe prior to 5:00 p.m. EDT on June 16, 1997. You may convert by delivering certificates and appropriate notification to Boston EquiServe prior to such time.

     No fractional share of Common Stock will be issued upon conversion. Instead, a cash payment for such fractional share will be made on the basis of the daily average closing price of the Common Stock on The NASDAQ Stock Market for a period of thirty business days ending on the business day preceding the day that such Preferred Shares are surrendered in satisfactory form for conversion.

3.   If You Wish to be Redeemed

     If you wish your Preferred Shares to be redeemed by the Company for cash, your certificates and completed Letter of

Transmittal must be sent to Boston EquiServe. A check will be sent to you when the certificates and Letter of Transmittal have been received by Boston EquiServe, but in no event earlier than the redemption date, June 26, 1997.

4.   If you Wish to Redeem a Portion and Convert a Portion

     Holders may elect to convert a portion of any Preferred Shares and redeem the remaining portion. If you choose this option, your certificates and completed Letter of Transmittal must be received by Boston EquiServe prior to 5:00 p.m. EDT
June 16, 1997. If you choose this option, you must indicate the proper apportionment in the space provided. Failure to complete the apportionment space shall be deemed an election to have the Preferred Shares redeemed. If the apportionment amounts supplied do not total the total number of Preferred Shares surrendered, Boston EquiServe shall treat the balance of shares as having been surrendered for conversion.

5.   Signature by Other Than Registered Holder

     If the Letter of Transmittal is signed in Item E by an executor, administrator, trustee, guardian, attorney or the like, the Letter of Transmittal and certificates must be accompanied by evidence, satisfactory to Boston EquiServe and the Company of the authority of such person to sign the Letter of Transmittal.

     If the Letter of Transmittal is signed in Item E by a person, other than the registered holder, who is not a person described in the preceding paragraph, the certificates must be properly endorsed or be accompanied by appropriate powers, properly executed by the registered owner(s), so that such endorsement or powers are signed exactly as the name(s) of the registered owner(s) appear on the certificates, and the signature(s) must be properly guaranteed by an eligible guarantor institution with membership in an approved signature guarantee medallion program pursuant to SEC Rule 17Ad-15.

6.   Joint Holders or Certificates Registered in Different Names

     If certificates are tendered by joint holders or owners, all such persons must sign the Letter of Transmittal in Item E. If certificates are registered in different names or forms of ownership, separate Letters of Transmittal must be completed, signed and returned for each different registration.

7.   Stock Transfer Taxes

     It is not presently anticipated that any stock transfer taxes will be payable in connection with the issue of stock certificates on conversion of Preferred Shares. If, however, it should develop that in certain circumstances such taxes may be payable, conversion of Preferred Shares will be effected without charge to the converting holder for any such stock transfer tax except in the following cases. If Common Stock certificates issued upon conversion are to be registered in the name of any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing the Letter of Transmittal, the amount of any such transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be charged to the person signing the Letter of Transmittal if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted with the Letter of Transmittal. The Company will not be required to issue or deliver Common Stock certificates in any such case until person has made payment of such tax to Boston EquiServe or submitted such evidence.

8.   Lost or Destroyed Preferred Share Certificates

     If your Preferred Share certificates have been either lost or destroyed, notify Boston EquiServe of this fact promptly at its address set forth on the Letter of Transmittal or call Bill Chouinard, Boston EquiServe, (617)575-4225. You will then be instructed as to the steps you must take in order to redeem or convert the Preferred Shares that you own.

9.   Questions on How to Submit Your Certificates

     All questions regarding appropriate procedures for surrendering Preferred Share certificates should be directed to Boston EquiServe s Customer Service line, (800) 426-5523, or
Mid Am, Inc. s Shareholder Relations Department, (419) 327-6331.


                         IMPORTANT TAX INFORMATION
                   INSTRUCTIONS FOR SUBSTITUTE FORM W-9
            Payer s Request for Taxpayer Identification Number

     Under the federal income tax law, a security holder who redeems or otherwise disposes of securities, in whole or in part for cash, is required to furnish the payer with the holder's Social Security Number or other Taxpayer Identification Number
(TIN), certified under penalties of perjury. If the security holder does not furnish the correct TIN in this manner, the holder may be subject to a penalty imposed by the Internal Revenue Service (IRS). In addition, payments to such security holder may be subject to backup withholding.